UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ARCONIC INC.

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FOR IMMEDIATE RELEASE

Investor Contact: Patricia Figueroa (212) 836-2758 Patricia.Figueroa@arconic.com	Media Contact: Shona Sabnis (212) 836-2626 Shona.Sabnis@arconic.com

Independent Directors of Arconic Board Publish

New Letter to Shareholders

NEW YORK, March 2, 2017 –

To Fellow Arconic Shareholders:

Last month, affiliates of Elliott Management Corporation announced their nomination of five director candidates to serve on Arconic’s Board of Directors and proposed that Arconic’s Chairman and Chief Executive Officer Klaus Kleinfeld should be replaced with a former Spirit AeroSystems CEO named Larry Lawson.

It is very clear to us that Elliott’s campaign is not really about changing Arconic’s Board composition, governance or strategic plan. Instead, Elliott is asking Arconic’s shareholders to ignore the business judgment of its 12 independent directors – who have unanimously concluded that the best interests of Arconic and all Arconic shareholders are served by the continued leadership of Mr. Kleinfeld – and defer instead to the preferences of a hedge fund with no experience operating Arconic’s business or navigating the challenges that Arconic has faced. Elliott’s efforts are an attempt to assert undue influence over a company’s board composition and leadership.

Arconic’s Board is uniquely positioned to evaluate Arconic’s current strategic plan and management team and the validity of Elliott’s arguments. All of the directors are independent (with the exception of Mr. Kleinfeld), six of the twelve independent directors (seven including David Hess, who has been appointed as a director, effective March 10, 2017) joined the Board since the beginning of last year, and three were appointed at Elliott’s request. This is a Board that has been substantially refreshed, asks tough questions and holds Arconic’s management team accountable. The six directors that joined the Board before last year were integrally involved in the strategic transformation of Alcoa Inc. that culminated in the very successful separation last year. All of the directors’ experience and access to substantial non-public information have given them an in-depth, nuanced understanding of Arconic as well as Mr. Kleinfeld’s leadership skills, ability, dedication and personality. In addition to having both new perspectives and seasoned experience, the Board has a tremendous amount of CEO and senior-executive level experience across a range of relevant sectors.

The Board has taken Elliott’s criticisms very seriously and has engaged in a thorough review of Arconic’s businesses, strategy and performance, including Mr. Kleinfeld’s track record as its CEO. We remain convinced that Arconic has the right strategy and that Klaus Kleinfeld is the CEO who will make it successful.

Indeed, Elliott seriously underestimates the vision, discipline and operational excellence that Mr. Kleinfeld brings to Arconic as CEO. After he joined the company in 2008, we took a series of bold steps to recover from the financial and aluminum crises, address a number of inherited legacy issues, and transform the business into the Arconic and Alcoa Corporation that exist today. Mr. Kleinfeld demonstrated adroit leadership skills, strategic command and the ability to execute on a complex series of transactions and initiatives.

The path we have pursued did not, and was not designed to, maximize our short-term stock price or earnings – although that surely would have made our lives easier. Instead, we have been focused on building the foundation for Arconic – a company positioned to sustainably compete, innovate, grow and serve our customers.

We believe our recent separation was essential for unlocking shareholder value: Arconic has been unshackled from the aluminum price and is now charting its own course with a plan to capitalize on its market-leading positions, deep customer relationships and pipeline of innovation; while Alcoa Corporation is prudently capitalized and has benefitted from years of pruning overcapacity in our upstream portfolio and substantially improving its cost curve positions.

We are very optimistic about our future. We believe that everyone who has analyzed our business – including Elliott – cannot deny we have succeeded in building an incredible value opportunity. Looking forward, the Board and management team are committed to our three-year plan and believe we have all the ingredients to readily achieve our goals. More broadly, Arconic is just the latest chapter in the evolution of a company that was founded in 1888 and has now been modernized for the future.

We believe this proxy fight boils down to a simple question: Do you trust the judgment of Elliott, a hedge fund without the benefit of full information and with no fiduciary duty to you or to any other Arconic shareholder, or do you trust 12 experienced business executives who have thoroughly reviewed Elliott’s assertions and unanimously support the continued leadership of Mr. Kleinfeld. We encourage you to rely on the judgment of the Arconic Board, which is independent, objective and thoroughly dedicated to the interests of all Arconic shareholders.

Sincerely,

The Independent Directors of Arconic Inc.:

Patricia F. Russo, Lead Independent Director Arthur D. Collins, Jr. Rajiv L. Gupta E. Stanley O’Neal L. Rafael Reif Ulrich R. Schmidt	Amy E. Alving Sean O. Mahoney John C. Plant Julie G. Richardson Martin S. Sorrell Ratan N. Tata

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission

(SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Additional Information

Arconic Inc. (“Arconic”) intends to file a proxy statement and associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Proxy Statement”). Arconic, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of Arconic’s directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in Arconic’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2016, and the proxy statement of Alcoa Inc., which was Arconic’s former name, for the 2016 Annual Meeting, filed with the SEC on March 24, 2016. To the extent holdings of such participants in Arconic’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Arconic’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

FOR IMMEDIATE RELEASE

Investor Contact: Patricia Figueroa (212) 836-2758 Patricia.Figueroa@arconic.com	Media Contact: Shona Sabnis (212) 836-2626 Shona.Sabnis@arconic.com

Arconic Announces Appointment of David P. Hess

to Board of Directors

Announces Corporate Governance Enhancements

NEW YORK, March 2, 2017 – Arconic Inc. (NYSE: ARNC) announced today that its Board of Directors has appointed David P. Hess, former Executive Vice President and Chief Customer Officer, Aerospace, of United Technologies Corporation (UTC), to serve as an independent director on the Board, effective March 10, 2017.

Mr. Hess has nearly 40 years of experience in the aerospace industry, including as President of Pratt & Whitney, a division of UTC, from 2009 to 2014, where he was responsible for global operations in the design, manufacture and service of aircraft engines for commercial and military aircraft. Prior to his time at Pratt & Whitney, Mr. Hess served as President of Hamilton Sundstrand, an aerospace and industrial product manufacturer and another division of UTC, where he began his professional career in 1979.

Sir Martin Sorrell has notified the Board of his decision to not stand for re-election and resign as a director, effective March 10, 2017, in order to devote additional time to his business interests. Mr. Hess will fill the vacancy resulting from Sir Martin’s resignation. With these changes, the Arconic Board comprises 13 directors, 12 of whom are independent and seven of whom were appointed after February 1, 2016.

“We are pleased to welcome David Hess to the Arconic Board. David brings extensive knowledge in aerospace and defense markets, which are critically important to our success,” said Klaus Kleinfeld, Chairman and Chief Executive Officer.

“On behalf of the Board of Directors and management team, I want to express our sincere thanks to Sir Martin for his many years of dedicated service to Alcoa and Arconic,” concluded Mr. Kleinfeld.

Lead Independent Director and Governance and Nominating Committee Chair, Pat Russo, said, “Since February 2016, the majority of the Arconic Board has been refreshed with seven new independent Directors. The Board’s current composition ensures in-depth company knowledge, fresh perspectives, as well as relevant skills and expertise.”

Mr. Hess’s term will expire at the Company’s 2017 annual meeting of shareholders, at which the Company will nominate him for re-election to the Board.

Corporate Governance Enhancements

In addition, the Company announced that it intends to file a preliminary proxy statement today with the U.S. Securities and Exchange Commission with respect to the 2017 annual meeting of shareholders. In light of Arconic’s new beginning as a standalone public company, the Arconic Board has taken a number of steps to enhance and tailor the Company’s governance practices.

Such actions include, among other changes:

•	The addition of three new independent directors to the Board in November 2016, at the time of the separation, in addition to the appointment of Mr. Hess

•	Amendments to the Company’s By-laws to provide eligible shareholders with a “proxy access” mechanism for nominating director candidates

•	A proposal to be submitted for shareholder approval to declassify the Board structure. If such proposal fails to receive the requisite supermajority vote, the Board intends to take actions necessary so that all directors are subject to annual elections by no later than the 2018 annual meeting of shareholders; this could be achieved by seeking shareholder approval to reincorporate the Company in Delaware

•	A proposal to be submitted for shareholder approval to eliminate supermajority vote requirements in the Company’s Articles of Incorporation

•	The creation of a Finance Committee of the Board that will enhance the Board’s oversight of finance matters including capital expenditures and M&A

•	Amendments to the Company’s Change in Control Severance Plan that reduce the level of severance benefits and eliminate certain grandfathered benefits

•	Changes to the Company’s executive compensation structure based on feedback from shareholders and benchmarking analysis

•	An enhanced shareholder engagement program involving independent directors

The independent directors of the Board also issued a letter today expressing their views on the Company’s strategy, leadership and governance (link here).

About Arconic

Arconic Inc. (NYSE: ARNC) creates breakthrough products that shape industries. Working in close partnership with our customers, we solve complex engineering challenges to transform the way we fly, drive, build and power. Through the ingenuity of our people and cutting-edge advanced manufacturing techniques, we deliver these products at a quality and efficiency that ensure customer success and shareholder value. For more information: www.arconic.com. Follow @arconic: Twitter, Instagram, Facebook, LinkedIn and YouTube.

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Additional Information

Arconic Inc. (“Arconic”) intends to file a proxy statement and associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Proxy Statement”). Arconic, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of Arconic’s directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in Arconic’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2016, and the proxy statement of Alcoa Inc., which was Arconic’s former name, for the 2016 Annual Meeting, filed with the SEC on March 24, 2016. To the extent holdings of such participants in Arconic’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Arconic’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

Aero Expert to Join Board and

Corporate Governance Enhanced:

Five Things Employees Should Know

1.	David Hess will join the Arconic Board of Directors, bringing nearly 40 years of aerospace experience—including as Chief Customer Officer, Aerospace, of United Technologies and President of Pratt & Whitney.

2.	Since February 2016, the majority of the Arconic Board has been refreshed with seven new independent Directors. The Board’s current composition ensures in-depth company knowledge, fresh perspectives, as well as relevant skills and expertise.

3.	Arconic intends to file a preliminary proxy statement today with the U.S. Securities and Exchange Commission with respect to the 2017 annual meeting of shareholders. The proxy statement will contain information about the matters to be voted on by shareholders at the annual meeting, and includes our recommended slate of director nominees for re-election.

4.	In light of Arconic’s new beginning as a standalone public company, the Board has taken a number of steps to enhance and tailor our governance practices.

5.	The Board also issued a letter expressing their views on the Company’s strategy, leadership and governance, emphasizing their unanimous conclusion that the best interests of Arconic and all Arconic shareholders are served by the continued leadership of Klaus Kleinfeld.

Get the details [LINK TO RELEASE]

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Additional Information

Arconic Inc. (“Arconic”) intends to file a proxy statement and associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Proxy Statement”). Arconic, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of Arconic’s directors and executive officers and their respective interests in Arconic by security holdings or otherwise is set forth in Arconic’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2016, and the proxy statement of Alcoa Inc., which was Arconic’s former name, for the 2016 Annual Meeting, filed with the SEC on March 24, 2016. To the extent holdings of such participants in Arconic’s securities are not reported, or have changed since the amounts described, in the 2016 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Arconic’s Board of Directors for election at the 2017 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.